                                                     Exhibit 10.16
                         LEASE AGREEMENT

KNOW ALL MEN BY THESE PRESENT:
     This Contract of Lease made and entered into in the City of Manila on this 10th day of October, 1979, by and between:

          Export Processing Zone Authority, a government corporation created and operating under Pres. Decree No. 66 with office address at 4th Floor, Legaspi Towers 300, Vito Cruz, Pasay, Metro-Manila, represented herein by its Acting Chairman, MR. TEODORO Q. PENA, who has been duly authorized, hereinafter referred to as "LESSOR".

                             - and -

          Fairchild Semiconductor (Hong Kong) Limited, a foreign corporation duly authorized to do business in the Philippines, with office address at 135 Hoi Bun Road, Kwun Tong, Kowloon, Hong-kong, represented herein by its Philippines Branch General manger and Comptroller, MR. Y. I. LEE and MR. ARNOLD P. AGAYANI, respectively, who have been duly authorized, hereinafter referred to as "LESSEE".

     WHEREAS, a portion of the public land located in Mactan Island, Province of Cebu, Philippines, designated as Mactan Export Processing Zone, has been proclaimed an export processing zone and the ownership, management and operation thereof is vested in LESSOR pursuant to executive Proclamation No. 1811 issued by the President of the Philippines on January 15, 1979;

     WHEREAS, LESSEE has applied with LESSOR as a zone registered enterprise under Pres. Decree No. 66, as amended, and desires to lease a portion of said zone for its proposed electronics manufacturing plant (hereinafter called "the plant");

     WHEREAS, in the exercise of its powers duties under Pres.
Decree No. 66, LESSOR has approved LESSEE's application as a zone registered enterprise and the lease of said land to LESSEE.

     It is therefor agreed:

     1. Lease of Land. LESSOR hereby leases to LESSEE, and LESSEE hereby accepts in lease from LESSOR that parcel of land in Mactan Export Processing Zone with an area of two (2) hectares, more or less, and more particularly bounded and described in the attached survey plan marked as Annex "A" (hereinafter called "the leased premises") and made a integral part hereof. During any renewal term the "leased premises" shall include all buildings and improvements on the land.

     In the event test borings and site survey prove the site unsuitable in the opinion of LESSEE, the parties shall negotiate to agree upon an alternative location within the Mactan Export Processing Zone and should the parties fail to agree within two
(2) months from the date notice is given by LESSEE to LESSOR of its determination that the original site is not suitable, then LESSEE (shall have the right to terminate this lease with immediate effect.

     2. Ownership of Leased Premises. LESSOR represents it is the owner of the leased premises and the same is free from any occupants, liens or encumbrances. LESSOR further represents it has the right to make this lease and covenants it will executed and deliver to

LESSEE such documents as may be necessary or proper to effect the registration of this lease by LESSEE in the event a certificate of title is issued for the leased premises or such registration is allowed under existing laws, and procure any necessary assurances of title that may be reasonably required for the protection of LESSEE. All expenses for the registration of the lease shall be for the account of LESSEE.

     3. Term. This contract shall take effect on the date of execution by both parties but the lease term shall be for a period of twenty-five (25) years commencing on January 1, 1980 (also called the commencement date of the lease") unless sooner terminated as hereinafter provided. LESSEE shall have the option to renew this lease for another period of twenty-five (25) years under the same terms and conditions as herein provided, except the annual rental which shall be as hereinafter provided. Such option shall be exercised by LESSEE giving LESSOR written notice of LESSEE's intention to renew not later than two (2) years prior to the expiration of the original term.

     4. Rental. Starting on January 1, 1980, LESSEE shall pay semi-annually in advance to LESSOR ass rental for the leased premises, without any deduction, set-off, prior notice or demand, the monthly sums for the five-year periods herein provided, in accordance with the following schedule:

                                            Rental Per Square
                                             Meter Per Month
Five-Year Period                                 (Pesos)
---------------------------------------------------------------
Original term:
(a)  During the period of construction of
     the plan but in no case to exceed
     January 1, 1980                             No Rent

(b)  January 1, 1980 to December 31, 1984        1.00

                             -3-

(c)  January 1, 1985 to December 31, 1989        1.25

(d)  January 1, 1990 to December 31, 1994      1.5625

(e)  January 1, 1995 to December 31, 1999      1.9531

(f)  January 1, 2000 to December 31, 2004      2.4413


The rentals shall be paid in the office of LESSOR in Manila without necessity of demand.

     Renewal term - January 1, 2005 - Subject to negotiation as to rental rates but not to exceed
         P4.20 per square meter per month. Rental during the entire term, including any renewals, shall be computed strictly on land measurement (without reference to buildings or improvements).

     5. Construction of plant. LESSEE shall within a reasonable period after the execution of this Agreement construct or cause to be constructed on the leased premises the plant as shown in the preliminary plans hereto attached as Annex "B", in accordance with Lessor's guidelines and in compliance with all
applicable laws, ordinances and              , regulations, all
at LESSEE's cost and expense. From the date of execution of this Agreement and during the course of such construction, LESSEE, its employees, agents, invitees, architects, contractors and their laborers, may enter at all times the leased premises for the purpose of making such examinations, tests, checks, test borings, excavations, take or remove soil, water, and kindred materials found or contained in the leased premises, install water and telephone lines, drainage and sewage systems, and all other services necessary or convenient therefor. Such rights of access herein granted shall, however, be exercised in such manner as not to destroy, stop, diminish or impair the water pipelines, installations and other facilities located in the adjoining properties of LESSORS not covered by this lease.

     6.   Enjoyment and use of leased premises.

          (a) LESSEE shall have at all times during the lease term peaceful and quiet enjoyment of the leased premises.


          (b) LESSEE shall use and occupy the leased premises exclusively for the business to be carried on by it as a registered zone enterprise and any other awful purposes connected with said business.

          (c) LESSEE shall comply with all laws and regulations of the national, provincial and municipal authorities applicable to the business to be conducted in the leased premises. LESSEE, at its sole expense, shall obtain all licenses or permits which may be required for the conduct of its business, or for the construction of buildings and other improvements, installations of machinery and equipment, and the making of repairs, alterations, improvements, or additions thereto, and LESSOR, when necessary, will assist LESSEE in applying for and securing all such permits or licenses.

          (d) Subject to LESSOR's prior approval which shall not be unreasonably withheld, LESSEE may place and maintain in and about the leased premises and in or to the inside and outside walls and windows of the buildings in its plant, such fencing and neat and appropriate signs advertising its business as it shall desire.

          (e) LESSEE shall not use or permit the use of the leased premises, or any part thereof, for any purpose prohibited by law.

          (f) LESSEE shall make every reasonable effort to beautify the leased premises.

          (g) LESSEE shall provide for the safe disposal of all injurious waste produced in the leased premises.

     7. Buildings and Improvements. LESSEE may erect such buildings and installations and make such improvements on the leased premises, undertake repairs and additions thereto, and install machinery and equipment, of every description and character, as it shall see fit for the purpose of carrying on its business. All buildings, installations and improvements, repairs and additions, thereto, machinery and equipment, erected or installed by LESSEE, even though attached to the leased premises in a fixed or permanent manner, shall during the original lease term remain the property of LESSEE and be considered as personal property for all purposes, and LESSEE may remove, sell, or in any manner dispose of them at anytime during the original lease term:

          In the case of a sale as stated in the previous paragraph; LESSEE shall first offer the buildings and permanent improvements to LESSOR. The terms on which LESSEE shall make such offer to LESSOR shall be the same as those on which it intends to sell to a third party. In the event such option (the "right of first refusal") is not accepted by LESSOR within ninety
(90) days from receipt of notice thereof from LESSEE, LESSEE shall be free to sell to third parties without further restrictions except that the contract price in the subsequent offer shall not be more favorable to third parties than that presented to LESSOR. In the event LESSEE shall fail to consummate the sale to a third party within one (1) year from LESSOR's decision not to exercise its right of first refusal, then LESSEE cannot present such offer to third parties without again re-offering the same to LESSOR. In case such sale is consummated with third parties, such sale shall be subject to the terms and conditions provided in this Lease Contract and to LESSOR's current rental and policies and relevant laws, decrees, rules and regulations. In the case of the voluntary sale by LESSEE of the buildings during original lease term, LESSOR shall be entitled to one twenty-fifth (1/25) part of such sale proceeds for every year from the date this lease was in effect to the date of the sale.

          LESSEE shall not, in removing such buildings, installations and improvements, repairs and additions thereto, and machinery and equipment, cause substantial damage or injury to the leased premises. No injury shall be considered substantial if it is promptly corrected by restoration to the condition prior to such installation (except for whatever was authorized to be removed) if so required by LESSOR. Provided, however, that in case LESSEE shall voluntarily terminate its operations and vacate the leased premises at anytime after the expiration of the twenty-five year lease term, all buildings and permanent improvements remaining on the leased premises at that time shall become the property of LESSOR. However, all machinery, equipment and facility improvements, such as wall partitions, of every description and character, installed on the leased premises, and all movable and other property not attached to the leased premises in a fixed or permanent manner remaining on the leased premises at the time, shall continue to be the property of LESSEE and may be removed by LESSEE within a reasonable time after the termination of this lease or the renewal thereof, or the assignment or subletting to a third party.

          In the event LESSEE wishes to dispose of its interests in the property by assignment or sublease, LESSOR shall not unreasonably withhold consent provided that the proposed assignee or sublessee is qualified by LESSOR to operate in the Mactan Export Processing Zone and further provided that any assignment or sublease shall be limited to the original twenty-five
(25)-year term and shall not include the right of renewal.

     8. Utilities. LESSOR agrees to provide and bring to the boundary of the leased premises accessible to LESSEE water, electricity, power, telephone, sewerage and other utilities to the leased premises. Roads and utility services shall be provided by LESSOR as set forth on Annex C. LESSEE agrees to pay all the water, fuel, gas; oil, heat, electricity, power, materials and services which may be furnished by LESSOR and other persons to LESSEE in or about the leased premises during the term of this lease.

     9. Taxes. LESSEE shall pay all taxes, fees and assessments due, if any, on the leased premises. LESSEE shall also pay all taxes, fees and assessments due on the buildings, installations, improvements, machinery and equipment erected or installed, as well as on the business or activities carried on or conducted by it on the leased premises. LESSEE shall have the right to contest the validity or amount in whole or in part of any tax, fee or assessment asserted against it by any authority which it deems to have been improperly levied or assessed.

     10. Sale of Leased Premises. Should LESSOR desire to sell the land during the original term of this Agreement, or the land and/or buildings during the renewal thereof, LESSOR shall first give written notice of such intention to LESSEE, (and providing, as to the land, that LESSEE is then allowed by the Constitution and laws of the Philippines to acquire land) LESSEE shall have the first option to purchase the leased premises at the same price offered or to be offered to third persons. If LESSEE chooses not to purchase and LESSOR sells to a third party, LESSOR agrees that it will require such third party to acknowledge and respect the terms of this lease and any sale of land and/or buildings shall be subject to this lease.

     11. Default: Termination. This lease is made upon express condition and LESSEE agrees that should LESSEE fail to pay the rental herein stipulated, or any part thereof, or any other sum required of LESSEE to be paid to LESSOR at the time or in the manner herein provided; or if default should be made in any of the other covenants or conditions on LESSEE's part herein and no corrective or remedial measures satisfactory to LESSOR are instituted within thirty (30) days from receipt of written notice by LESSOR or LESSOR's agent to LESSEE of such default, such default, breach or act shall give LESSOR the right to terminate this lease.

          Should (i) LESSEE be prevented by the Government authorities from successfully and profitably carrying on its business on the leased premises, (ii) LESSOR breach the terms and conditions of this Agreement, or (iii) any of the benefits and incentives granted to LESSEE by Pres. Decree No. 66, as amended, or any of the rights, guarantees, commitments, or assurances given by the government authorities be withdrawn, suspended, reduced or restricted; then the LESSEE may, at its option, terminate this lease, or any renewal thereof, and neither party shall have any claim against the other by reason of such termination except that rentals paid by LESSEE for the unexpired portion of the lease shall be refunded by LESSOR and the provisions of Par. 7 hereof shall apply.

     12.  Insurance and Indemnity.

          (a) LESSEE shall keep, save and hold LESSOR harmless from all liabilities, penalties, losses, damages, costs, expenses, causes of action, and/or judgment arising out or by reason of any injury or liability caused by any person or persons, from any cause or causes whatsoever, while in, upon or in any way connected with the leased premises during the term of this lease. For this purpose, LESSEE shall take out at its own expense and keep in force during the term of this lease public liability insurance with an insurance company acceptable to LESSOR in an amount not less than One Million United States Dollars (US$1,000,000) combined single limit of liability for bodily injury and property damage arising out of the use of or resulting from any accident occurring in or about the leased premises, and LESSOR shall be named as an additional insured thereon.

          (b) LESSEE shall, at its expense, take out and keep in force during the term of this agreement a policy or policies of fire insurance covering the buildings and improvements to be erected on the leased premises against fire and extended coverage perils in the amount of the replacement cost of subject property; provided, however, that any such policy may contain deductibles in such amounts as may be consistent with LESSEE's corporate insurance programs. Such policy or policies shall name LESSEE as insured thereon and LESSOR shall be provided with a loss payable endorsement which shall provide for adjustment of loss as the respective interests of LESSOR and LESSEE may appear at the time of any such loss; provided, however, that the parties hereto specifically understand and agree that LESSEE, as named insured and to the extent provided in any such policy, may in its sole discretion first apply any such insurance proceeds in the event of loss to the reconstruction or repair of subject property.

          (c) LESSEE shall provide LESSOR with certificates of such insurance policies as provided hereinabove as soon as practicable following the execution of this Agreement.

     13. Waiver. The receipt by LESSOR of any rent payment with or without knowledge of the breach of any covenant hereof, shall not be deemed a waiver of any such breach, and no waiver of any sum or right due hereunder shall be valid unless made in writing and signed by the party waiving said sum or right. No delay or omission in the exercise of any right or remedy accruing ...to any party hereto upon any breach of obligation -provided in this Lease Contract entered into by the LESSEE and LESSOR shall impair such right or remedy or be construed as a waiver of any such breach thereafter occurring.

     14. Notices. All notices under this Agreement shall be sent by registered mail to the parties at their addresses set forth above, or at such addresses as the parties may advise each other in writing.

     15. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and cannot be changed in any manner except in writing subscribed by the parties through their duly authorized officers.

     16. Benefit. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

IN WITNESS WHEREOF, the parties hereto have signed these presents in the City of Manila, Philippines, this

 Annex "C"


                                A                        B

                           10,000 Sq. Ft.          100,000 Sq. Ft.

POWER 60 KW

At 480 volts primary       75 KVA              1200 KVA
220/120 secondary 60
cycle



WATER and SEWERAGE         7200 gal. per day   2000 people-50,000
                                               gal. per day

                                               4000 people-96,000
                                               gal. per day

                                               Includes all needs

                                               Flow rates-75-100
                                               gal. per min.

                                               (on 24 hour basis)

TELEPHONE                  5 Lines             10 Lines

TELEX                      One Line            One Line

_____ day of _________, 1979.

EXPORT PROCESSING ZONE       FAIRCHILD SEMICONDUCTOR
AUTHORITY                    (HONG KONG) LIMITED
(AUTHORITY)                  (REGISTRANT)

By:

TEODORO Q. PENA              Y.I. LEE            ARNOLD P. AGBAYANI
Acting Chairman              Philippine Branch   Philippine Branch
                             General Manager     Comptroller


                              SIGNED IN THE PRESENCE OF

_______________________________             _____________________________


                              A C K N O W L E D G M E N T

Republic of the Philippines   )
City of Manila                )    s.s.

    BEFORE ME, in the City of Manila, Philippines, this 10th day of Oct. , 1979 personally appeared:

   NAME                           RESIDENCE TAX CERTIFICATES

TEODORO Q. PENA                   AB -0202668

Acting chairman                   Issued -Las Pinas

EXPORT PROCESSING ZONE            March 12,1979

AUTHORITY

Y. I. LEE, Philippine Branch           R260166

Manager, FAIRCHILD, SEMI-         Issued-Korea (South)

CONDUCTOR (HONGKONG) LIMITED           MARCH 31,1978

ARNOLD P. AAGBAYANI                    OH-10447

Philippine. Branch Comptroller    Issued- Chicago

FAIRCHILD SEMI-CONDUCTOR          May 29, 1979

(HONK KONG) Limited

All known to me and to me , known to be the same persons who executed the foregoing instrument and acknowledged before me that the same is their free and voluntary act and deed as well as that of the entities represented.

    Said instrument refers to a LEASE AGREEMENT consisting of twelve (12) pages, including this page of acknowledgment, signed by the parties and their witnesses on each and every page thereof and sealed with my notarial seal.



VICTORIA CARINA VIQUERUBIN

NOTARY PUBLIC

UNTIL DECEMBER 31, 1979

Doc. No. 174

Page No 26    PRT No. 26078

Book No III

Series of 1979               Issued at MANILA
                             ON JAN. 5, 1979

                                SUPPLEMENTAL AGREEMENT

KNOW ALL BY THESE PRESENTS:

    This Agreement, made and entered into by and between:

    EXPORT PROCESSING ZONE AUTHORITY, a government corporation created and operating under Presidential Decree No. 66, as amended, with office address at 4th floor, Legaspi Towers 300, Roxas Boulevard, Metro-Manila, represented herein by its Administrator, Mr. GERARDO S. ESPINA, who has been duly authorized hereinafter referred to as the "AUTHORITY

                                        -AND-

    FAIRCHILD SEMICONDUCTOR (Hong Kong) Limited, a foreign corporation duly organized and authorized to do business in the Philippines with office address at LSS Holbun Road, Kwun Tong, Kowloon , Hong Kong, represented herein by its Philippine Branch General Manager and Comptroller, Messrs. Y.I. Lee and Arnold P. Aghayani, respectively, who have been duly authorized, hereinafter referred to as the "REGISTRANT".

                              W I T N E S S E T H That:

    WHEREAS, on October 10, 1979, the Authority and Registrant executed a Lease Agreement hereinafter referred to as "Original Contract", which contract was acknowledged before Atty. Victoria Cavina V. Quarabin a notary public for and in the City of Manila and appearing in her notarial register on Doc. No. 174 Page No. 30. Book No. III, Series of 1979.

    WHEREAS, the Original provided for the Lease of a particular portion of Mactan Export Processing Zone containing an area of two (2) hectares, more or less:

    WHEREAS. under Resolution No. 82-014 dated March 20, 1932, of the EPZA Board of Commissioners, an additional area of One Hundred (100) square meters of land was allocated in favor of the Registrant for the construction of its mechanized garbage disposal system;

    NOW, THEREFORE, in view of the foregoing promises, and for and in consideration of the actual covenants and undertakings hereinafter provided, the parties hereto have agreed as follows

    1. That paragraph 1 of Section 1 the Original Contract is hereby amended, to read as follows:

         Section 1 (par. 1). Lease of Land - Lessor hereby leases to Lessor and Lessee hereby accepts in lease from Lessor that parcel of land in Hactn Export Processing Zone with an area of two (2) hectares
    (2), more or less , and more particularly bounded and described in the attached survey plan marked as Annex "A" (hereinafter called "the leased premises") and made an integral part hereof and an additional area of ONE HUNDRED (100) sq a of land adjacent to said leased premises to be utilized for its mechanized garbage disposal system. During any removal term, the "leased premises" shall include all buildings and improvements on the land.

    2. It is understood that the rentals rate which shall govern the lease of the additional area shall be the rate prevailing at the time of the execution of this Agreement.

    3. Nothing herein contained shall be construed as modifying or (2) spending any of the terms and conditions of the Original Contract, except as herein expressly provided.

    IN WITNESS WHEREOF, the parties hereto have signed these presents this 10th day of May , 1982 at ____________ Manila, Philippines.

EXPORT PROCESSING ZONE       FAIRCHILD SEMICONDUCTOR LIMITED
AUTHORITY                    (REGISTRANT)
(AUTHORITY)

By:                               By:
    GERARDO B. ESPINA                  Y. I LEE
    Administrator

SIGNED IN THE PRESENCE OF

1.       A.L. PADILLA        2.        R.B. BALAJADIA

                             A C K N O W L E D G M E N T

REPUBLIC OF THE PHILIPPINES  )
CITY OF MANILA               )    S.S.

    BEFORE ME, in the City of Manila, Philippines, this ____ day of May     ,
1982, personally appeared:

NAME                              RESIDENCE TAX CERTIFICATES

GERARDO S. ESPINA                 A/B
Administrator

Y.I. LEE                          A/B - 1032679-A, dtd. 1-29-82

N A M E                           RESIDENCE TAX CERTIFICATES

ARNOLD P. AGBAYNI                 A/B

both known to me and to me known to be the same persons who executed the forgoing instrument and acknowledged before me that the same is their free and voluntary act and deed as well as that of the entities represented.

    Said instrument refers to a SUPPLEMENTAL AGREEMENT consisting of four (4) pages, including this page of acknowledgment, signed by the parties and their witnesses on each and every page thereof and sealed with my notarial seal.


                                  NOTARY PUBLIC
                                  ATTY. LEVY B. FERNANDO
                                  NOTARY PUBLIC
                                  UNTIL DEC. 31.1982

Doc. No.192

page no 40

Book No. I

Series of 1982

                            SECOND SUPPLEMENTAL AGREEMENT

KNOW ALL MEN BY THESE PRESENT

    This AGREEMENT, made and entered into by and between the -

              EXPORT PROCESSING ZONE AUTHORITY, a government corporation created and operating under Presidential Decree No. 66, as amended, with office address as 4th Floor, Legaspi Towers 300, Roxas Blvd., Metro-Manila, represented herein by its Administrator, Mr. GERARDO S. ESPINA, who has been duly authorized, hereinafter referred to as the "AUTHORITY".

                                       - and -

              FAIRCHILD SEMICONDUCTOR (HONGKONG) Limited, a foreign corporation duly organized and authorized to do business in the Philippines with office address at Mactan Export Processing Zone, Lapu-Lapu City, represented herein by its General Manager, Mr. KENT A. GOHEEN, who is likewise duly authorized, hereinafter referred to as the "REGISTRANT".

                                 W I T N E S S E T H:

    WHEREAS, on October 10, 1979, the AUTHORITY, and the REGISTRANT executed a Lease Agreement hereinafter referred to as "original Contract:, which contract was acknowledged before Atty. Victoria Cavina V. Querubin, a Notary Public for and in the City of Manila and appearing in her notarial register as Doc. No. 174; Page No. 36; Book No. III, Series of 1979:

    WHEREAS, the Original Contract provided for the lease of a particular portion of Mactan Export Processing Zone containing an area of two (2) hectares more or less:

    WHEREAS, under Resolution No. 82-044 dated March 20, 1982, of the EPZA Board of Commissioners, an additional area of One Hundred (100) Square Meters of land was allocated in favor of the REGISTRANT for the construction of its mechanized garbage disposal system;

    WHEREAS, on August 4, 1983, the REGISTRANT has requested to lease another additional area of TWO HUNDRED THIRTY (230) Sq. M. for its Incinerator Plant;

    WHEREAS, under Resolution No. 83-112 dated September 6, 1983, the EPZA Board of Commissioners has approved said request;

    NOW, THEREFORE, in view of the foregoing premises and for and in consideration of the mutual covenants and undertakings hereinafter provided, the parties hereto have agreed as follows:

    1. That paragraph 1 of Section 1 of the Original Contract is hereby further amended to read as follows:

    "Section 1 (Para1). Lease of Land. Lessor hereby leases to Lessee and Lessee hereby accepts in lease from Lessor that parcel of land in Mactan Export Processing Zone with an area of two (2) hectares more or less, and more particularly bounded and described in the attached survey plan marked as Annex "A" (hereinafter called the "leased premises"), and made an integral part hereof and an additional area of One Hundred (100) Square Meters of land adjacent to said leased garbage disposal system and another additional area of TWO HUNDRED THIRTY (230) Sq. M. of land to be utilized for its incinerator plant. During any renewal term, the "leased premises" shall include all buildings and improvements on the land".

    2. It is understood that the rental rate which shall govern the lease of the additional area shall be the rate prevailing at the time of the execution of this Agreement.

    3. Nothing herein contained shall be construed as modifying or amending any of the terms and conditions of the Original Contract, except as herein expressly provided.

    4. This Second Supplemental Agreement shall form part of the Original Contract.

    IN WITNESS WHEREOF, the parties hereto have signed these presents this 12th day of December, 1983, in the City of Manila, Philippines.

EXPORT PROCESSING ZONE            FAIRCHILD SEMICONDUCTOR

AUTHORITY                         (HONKKONG)

(AUTHORITY)                       (REGISTRANT)


By                                By:

ORIGINAL SIGNED

GERARDO S. ESPINA                 KENT A. GOHEEN

Administrator                 General Manager

                   SIGNED IN THE PRESENCE OF :

1.  ROGELIO B. BALAJADIA          2.   ARTHUR L. PADILLA

                   A C K N O W L E D G M E N T

REPUBLIC OF THE PHILIPPINES  )
CITY OF MANILA               ) S. S.

    BEFORE ME, in the City of Manila, this 12th day of December, 1983, personally appeared the following:

NAME                         RESIDENCE TAX CERTIFICATE

GERARDO S. ESPINA            A/B 9874552

Administrator                April 8, 1983
                             Manila

KENT A. GOHEEN               A/B 1203912
                             January  18, 1983
                             Lapulapu City

both known to me and to me known to be the same persons who executed the foregoing instrument and acknowledged before me that the same is free and voluntary act and deed as well as that of the entities they represent.

Said instrument refers to a SECOND SUPPLEMENTAL AGREEMENT consisting of four
(4) pages, including this page of acknowledgment signed by the parties and their witnesses on each and every page thereof and sealed with my notarial seal.

                                       ROMEO V. PEREZ
                                       NOTARY PUBLIC
                                       UNTIL DEC. 31. 1984
                                       PTR-J90254-MLA-1-3 83
                                       TAN-P6260-D0447-A7

Doc. No. 361
Page No. 39
Book No. XXIV
Series of 1983 ...

                            THIRD SUPPLEMENTAL AGREEMENT

KNOW ALL MEN BY THESE PRESENTS:

This Agreement, made and entered into by and between -

              EXPORT PROCESSING ZONE Authority a government corporation created and operating under Presidential Decree No. 66, as amended, with office address at the 4th Floor, Legaspi Towers 300, Roxas Boulevard, Metro Manila, represented herein by its Administrator Mr. RENATO L.
         CAYETANO, who has been duly authorized, hereinafter referred to as the "AUTHORITY".

                                       - and -

              FAIRCHILD SEMICONDUCTOR (HONKKONG) LIMITED, a foreign corporation duly registered and authorized to do business in the Philippines with office address at Mactan EXPORT Processing Zone, Lapulapu City, represented herein by its General Manager, MR. KINT A. GOHEEN, who is likewise duly authorized, hereinafter referred to as the "REGISTRANT"

                              W I T N E S S E T H  That:

    WHEREAS, on October 10, 1979, the AUTHORITY and the REGISTRANT executed a Lease Agreement hereinafter referred to as "Original Contract" which contract was acknowledged before Atty. Victoria Cavina V. Querbin, a Notary Public for and in the City of Manila and appearing in her Notarial Register as Doc. No. 174, Page No. 36; Book No. III; and Series of 1979;

    WHEREAS, the Original Contract provided for the lease of a particular portion of Mactan Export Processing Zone containing an area of two (2) hectares, more of less;

    WHEREAS, under Resolution No. 82-044 dated March 20,1982, of the EPZA Board of Commissioners. an additional area of One Hundred (100 sq. ms.) square meters of land was allocated in favor of the REGISTRANT for the construction of its mechanized garbage disposal system.

    WHEREAS, on August 4, 1983, the REGISTRANT again Requested an additional area of TWO HUNDRED (200 sq. Ms.) SQUARE METERS of land for their incinerator plant of the disposal of their chemical wastes which request was farvorably recommended by the Zone Manager, MEPZ, to the Administrator and subsequently approved by the latter on August 10, 1983:

    WHEREAS, under Resolution No. 83-141 dated December 6, 1983, of the EPZA Board of Commissioners, another additional area of ONE HUNDRED FIFTY (150 Sq. Ms.) SQUARE METERS of land was allocated in favor of the REGISTRANT to be used in the expansion of its Nitrogen Gas Tank Area subject to the payment of rentals in accordance with the schedule of rates fixed under Resolution No. 82-042 dated March 8,1982.

    NOW, THEREFORE, in view of the foregoing premises, and for and in consideration of the mutual covenants and undertakings hereinafter provided, the parties hereto have agreed as follows:

    1. That paragraph 1 of Section 1 of the Original Contract is hereby further amended to read as follows:

         "Section I (Par. 1). Lease of Land -

              LESSOR hereby leases to LESSEE and LESSEE hereby accepts in lease from LESSOR that parcel of land in Mactan Export Processing Zone with an area of two (2) hectares, more or less, and more particularly bounded and described in the attached Survey Plan marked as Annex "A". (hereinafter called "The Leased Premises") and made an integral part hereof and an additional areas of :

              (a) One Hundred (100 Sq. Ms.) Square Meters to be utilized for its mechanized garbage disposal system;

              (b) Two Hundred (200 Sq. Ms.) Square Meters for its incinerator plant; and

              (c) One Hundred Fifty (150 Sq. Ms.) Square Meters to be used in the expansion of its Nitrogen Gas Tank Area. During any 4enewal term, the "leased premises" shall include all buildings and improvements on the land."

         2. Nothing herein contained shall be construed as modifying or amending any of the terms and conditions of the Original Contract and the First and Second Supplemental
         Agreement, except as herein expressly provided.

         IN WITNESS WHEREOF, the parties hereto have signed these presents, this _____ day of __________________, 1984 at _________________ Philippines.

EXPORT PROCESSING ZONE            FAIRCHILD SEMICONDUCTOR
AUTHORITY                         (HONKKONG) LIMITED

By:                               By:
    RENATO CAYETANO                    KENT A. GOHEEN
    Administrator                      General Manager

                             SIGNED IN THE PRESENCE OF



                             A C K N O W L E D G M E N T

REPUBLIC OF THE PHILIPPINES  )S.S.
CITY OF CEBU                 )

    BEFORE ME, in the City of Cebu, Philippines, this 17th day of August, 1984, personally appeared:

NAM     E                         RESIDENCE TAX CERTIFICATE


KENT A. GOHEEN                    A/B-13939661-Lapu-lapu City
General Manager                   February 21,1984

known to be the same person who executed this contract and acknowledged before me that the same is his free act and deed.

    Said instrument refers to THIRD SUPPLEMENTAL AGREEMENT, consisting of four (4) pages, including this page of acknowledgment signed by the parties and their witnesses on each and every page thereof and sealed with my notarial seal.

                             MANUEL P. LEGASPI
                             NOTARY PUBLIC
                             UNTIL 1985
                             PTR. No. 5235457
                             JAN. 25,1984 PLACER SURIGAO NORTE
Doc. No. 187
page No. 39
Book No. XIV
Series of 1984

                             A C K N O W L E D G M E N T

REPUBLIC OF THE PHILIPPINES  )
CITY OF MANILA               ) S.S

    BEFORE ME, in the City of Manila, Philippines, this ____day of September, 1984, personal appeared:

NAME                              RESIDENCE TAX CERTIFICATE

RENATO L. CAYETANO                LB-172950-Patros M.M.
Administrator                     Jan. 23, 1984

known to be the same person who executed this contract and acknowledge before me that the same is his free act and deed.

    Said instrument refers to THIRD SUPPLEMENTAL AGREEMENT, consisting of four (4) pages, including this page of acknowledgment signed by the parties and their witnesses on each and every page thereof and sealed with my notarial seal.

Doc. No. 438
Page No. 89
Book No. II
Series of 1984

                            FOURTH SUPPLEMENTAL AGREEMENT

KNOW ALL MEN BY THESE PRESENTS:

    This AGREEMENT made and entered into by and between:

              EXPORT PROCESSING ZONE AUTHORITY, a government corporation created and operating under Presidential Decree No 66, as amended, with office address at the 4th floor, Legaspi Towers 300, Roxas Blvd., Metro Manila, represented herein by its Chairman-Administrator, MR. JAIME L. GUERRERO, who has been duly authorized, hereinafter referred to as the "AUTHORITY."

                                        - and -

              FAIRCHILD SEMICONDUCTOR (HONKKONG) LIMITED, a foreign corporation duly registered and authorized to do business in the Philippines with office address as Mactan, Export Processing Zone, Lapu-Lapu City, represented herein by its General Manager, MR. JAMES D. STILSON, who is likewise duly authorized, hereinafter referred to as the "REGISTRANT".

                              W I T N E S S E T H That:

    WHEREAS, on October 10, 1979, the AUTHORITY and the REGISTRANT executed a Registration Agreement hereinafter referred to as the "Original Contract," which contract was acknowledged before Atty. Victoria Casina V. Querubin, a Notary Public for and in the City of Manila and appearing in her Notarial Register as Doc. No. 174; Page No. 36; Book No. III; and Series of 1979;

    WHEREAS, the Original Contract provided for the lease by the REGISTRANT of a particular portion of Mactan Export Processing Zone containing an area of two (2) hectares, more or less;

    WHEREAS, the REGISTRANT requested to lease several additional areas - 100, 200, and 150 square meters, which were the subject of the First, Second and Third Supplemental Agreements, respectively;

    WHEREAS, on November 7, 1986, the REGISTRANT requested again to lease additional land area of TWO THOUSAND SEVEN HUNDRED FORTY THREE (2,743 Sq. Ms.) SQUARE METERS which the Chairman-Administrator approved upon the recommendation of the AUTHORITY's Project Evaluation and Review Department.

    NOW, THEREFORE, in view of the foregoing premises, and for and in consideration of the mutual covenants and undertakings hereinafter provided, the parties hereto have agreed as follows:

    1. That paragraph 1 of Section 1 of the Original Contract is hereby further amended to read as follows:

         Section 1. (Para. 1). Lease of Land -

              "LESSOR hereby leases to LESSEE, LESSEE hereby accepts in lease from LESSOR that parcel of land in Mactan Export Processing Zone with an area of two (2) hectares, more or less, and more particularly bounded and described in the attached Survey Plan marked as Annex "A" (hereinafter called "The Leased Premises") and made an integral part herof and additional areas of:

         a) One Hundred (100 sq.m.) Square Meters to be utilized for its mechanized garbage disposal system (Plan attached and marked as Annex "B");

         b) Two Hundred (200 sq.m.) Square Meters for its incinerator plans (Plan attached and marked as Annex "C:);

         c) One Hundred Fifty (150 sq.m.) Square Meters to be used in the expansion of its Nitrogen Gas Tank Area (Plan attached an marked as Annex "D"); and

         d) Two Thousand Seven Hundred Forty Three (2,743 sq.m.) Square Meters(Plan attached and marked as (Annex "E"). During any renewal term, the "leased premises" shall include all buildings and improvements on the land.

    2. The schedule of rental rates to be applied on the 2,743 sq.m. space shall be the rates provided under Board Resolution No. 85-033 dated March 18, 1985, as follows:

    Jan. 1, 1985 to Dec. 31, 1989.................... 4.20/sq.m./mo.
    Jan. 1, 1990 to Dec. 31, 1994.................... 6.09/sq.m./mo.
    Jan. 1, 1995 to Dec. 31, 1999.................... 8.83/sq.m./mo.
    Jan. 1, 2000 to Dec. 31, 2004.................... 12.80/sq.m./mo.

    3. The REGISTRANT shall deposit with the AUTHORITY an amount equivalent to two (2) months rental in the amount of Twenty Three Thousand Forty-One and 20/100 (p23,041.20) Pesos, which deposit shall be forfeited in favor of the AUTHORITY in case implementation of the project is not effected within ninety (90) days from date of signing of this Fourth Supplemental Agreement;

    4. The REGISTRANT shall start payment of regular rentals thereon on the 90th day from date of the signing of this Fourth Supplemental Agreement or on the 90th day from date of actual occupancy of the lot as certified by the MEPZ Zone Manager, whichever date comes earlier;

    5. The expansion to be authorized herein shall be on that area indicated by red color marks on the location map attached hereto as Annex "E," specifically described as 21 meters away from the existing perimeter fence on the North west elevation and 15 meters on the southeast elevation;

    6. Nothing herein contained shall be construed as amending or modifying any of the terms and conditions of the Original Contract, "First, "Second" and "Third Supplemental Agreements," except as herein expressly provided.

    7. This Fourth Supplemental agreement shall form part of the "Original Contract," "First." "Second" "Third Supplemental Agreements."

    IN WITNESS WHEREOF, the parties hereto have signed those presents this 10th day of March, 1987 in the City of Manila, Philippines.

EXPORT PROCESSING ZONE            FAIRCHILD SEMICONDUCTOR

AUTHORITY                         (HONKKONG) LIMITED

(AUTHORITY)                       (REGISTRANT)


By:                                    By:
    JAIME L. GUERRERO                  JAMES D. STILSON
    Chairman-Administrator             General Manager

                           SIGNED IN THE PRESENCE OF:

_______________________________             _____________________________

                             A C K N O W L E D G M E N T

REPUBLIC OF THE PHILIPPINES  )S.S.
CITY OF CEB                  )

    BEFORE ME in the City of Cebu, Philippines, this ____ day of ____, 1987, personally appeared:

NAME                              RESIDENCE TAX CERTIFICATE

JAMES D,  STILSON                 Passport no. 0510-13285
General Manager                   issued on: Feb. 24, 1986

known to be the same person who executed this contract and acknowledged before me that the same is his free act and deed.

    Said instrument refers to FOURTH SUPPLEMENTAL AGREEMENT, consisting of four (40) pages, including this page of acknowledgment signed by the parties and their witnesses on each and every page thereof and sealed with my notarial seal.

                             MANUEL A ESPINA

                             NOTARY PUBLIC

                             UNTIL DECEMBER 31,1988

                             PTR   _______--

Doc. No. ______

Page No. _______

Book No. ______

Series of 1987

                             A C K N O W L E D G M E N T

REPUBLIC OF THE PHILIPPINES  ) S.S.
CITY OF MANILA               )

    BEFORE ME, in the City of Manila, Philippines, this ____day of _____, 1987, personally appeared:

NAME                              RESIDENCE TAX CERTIFICATE

JAIME L. GUERRERO                 A/B 6764959, Feb. 3,1987

Chairman-Administrator            Manila

known to be the same person who executed this contract and acknowledged before me that the same is his free act and deed.

    Said instrument refers to FOURTH SUPPLEMENTAL AGREEMENT, consisting of four (4) pages, including this page of acknowledgment signed by the parties and their witnesses on each and every page thereof and sealed with my notarial seal.

                                  NOTARY OF PUBLIC

Doc. No___;

Page No. ___;

Book No.___;
Series of 1987.

/iea

                             SIXTH SUPPLEMENTAL AGREEMENT

KNOW ALL MEN BY THESE PRESENTS;

    This Agreement made and entered into by and between -

              EXPORT PROCESSING ZONE AUTHORITY, a government corporation created and operating under Presidential Decree No. 66, as amended, with office address at the 4th Floor, Legaspi Towers 300, Roxas Blvd., Metro Manila, represented herein by its Administrator, MR. RAMON J. FAROLAN, who is duly authorized, hereinafter referred to as the "AUTHORITY",

                                       - and -

              NATIONAL SEMICONDUCTOR (HK) DISTRIBUTION LTD., a foreign corporation duly registered and authorized to do business in the Philippines with office address at the Mactan Export Processing Zone, Lapulapu City, represented herein by its Managing Director, MR. ROBERT M. GAGNE, who is likewise duly authorized, hereinafter referred to as the "REGISTRANT".

                              W I T N E S S E T H, That:

    WHEREAS, on October 10, 1979, the AUTHORITY and the REGISTRANT executed a Registration Agreement, hereinafter referred to as the "Original Contract", which Agreement was acknowledged before Atty. Victoria Quirubin, a Notary Public for and in the City of Manila and appearing in her Notarial Register as Doc. No, 124; Page No. 36; Book No. III , Series of 1979;

    WHEREAS, the REGISTRANT requested for an additional area at the Mactan Export Processing Zone to be utilized as a disposal area for its solid wastes resulting from its operations and as an expansion area;

    WHEREAS, the AUTHORITY's Board of Commissioners under its Resolution No. 87-088 has approved the request of the REGISTRANT;

    NOW, THEREFORE , in view of the foregoing premises and the mutual covenants and undertakings hereinafter provided, the parties hereto have agreed as follows:

    1. The AUTHORITY hereby leases unto the registrant the following parcels of land at the Mactan Export Processing Zone, which areas are clearly indicated by bold red marks in the plan attached hereto as Annex "A" an make and integral part hereof, to wit:

         a. A particular portion of the Zone containing an area of about ONE THOUSAND THREE HUNDRED TWENTY (1,320) SQUARE METERS as garbage disposal area; and

         b. A particular portion of the Zone containing an area of ONE THOUSAND EIGHT HUNDRED NINETY (1,890) SQUARE METERS as an expansion area.

    2. The following schedule of rentals shall be applied on the above mentioned leased premises:

    Jan. 1, 1985 to Dec. 31, 1989.................... P4.20/sq.m./mo
    Jan. 1, 1990 to Dec. 31, 1994.................... 6.09/sq.m./mo.
    Jan. 1, 1995 to Dec. 31, 1999.................... 8.38/sq.m./mo.
    Jan. 1, 2000 to Dec. 31, 2004.................... 12.00/sq.m./mo.
    Thereafter, by appropriate Board Resolution

    3. Payment of rentals for the garbage disposal area shall commence on the 91st day from April 28, 1987 date when the MEPZ Zone Manager approved the REGISTRANT's request to start site grading and construction, while on the expansion area, payment of rental, shall commence on the 91st day from the date of actual occupancy as certified by the MEPZ Zone Manager, thereafter, monthly rentals shall be payable to the AUTHORITY in advance on or before the 5th day of every month without necessity of demand. In case of delinquency in the payment of the rentals, as herein specified, such delinquent payment shall bear interest at the rate of two (2%) per cent a month computed from the date of delinquency.

    4. The term of the lease of the above mentioned areas shall be coterminous with the term of the Original Contract.

    5. The REGISTRANT shall deposit with the AUTHORITY an amount equivalent to two (2) months rentals on the above - mentioned leased premises upon the signing of this Agreement.

    6. Nothing herein contained shall be construed as amending or modifying any of the terms and conditions of the Original Contract, First, Second, Third, and Fourth Supplemental Agreement except as herein expressly provided.

    7. This Sixth Supplemental Agreement shall form integral part of the Original Contract.

    IN WITNESS WHEREOF, the parties hereto have signed these presents this 16th day of February 1990 at the City of Manila and Lapulapu, Philippines.

EXPORT PROCESSING ZONE       NATIONAL SEMICONDUCTOR

AUTHORITY                    (HK) DISTRIBUTION LTD.

(Authority)                  (Registrant)

By:                               By:

    RAMON J. FAROLAN              ROBERT M. GAGNE
    Administrator                 Managing Director

                              SIGNED IN THE PRESENCE OF:

__________________________________        ________________________


                                    ACKNOWLEDGMENT

REPUBLIC OF THE PHILIPPINES  )
CITY OF LAPULAPU             )    S.S.

BEFORE ME in Lapulapu City, Philippines, this 16th day of February 1990, personally appeared ROBERT M. GAGNE, Managing Director of the NATIONAL SEMICONDUCTOR DISTRIBUTION (HONGKONG) LIMITED with ________ No. 051349266 issued on Oct. 6, 1986 at _____ CA USA who is known to me and to me known to be the same person who executed the foregoing instrument and acknowledged before me that the same is his free and voluntary act and deed.

Said instrument refers to FIFTH SUPPLEMENTAL AGREEMENT, consisting of three
(3) pages, including this page of acknowledgment signed by the parties and their witnesses on each and every page thereof and sealed with notarial seal.

                             JOSEPH SONG TANCO

                             NOTARY PUBLIC

                             Until December 31, 1991

                             P.T.R. No. 5220585

                             Cebu City, January 5, 1990

Doc. No. 458;

Page No. 93;:

Book No. II;

Series of 1990.

                               SUPPLEMENTAL AGREEMENT

KNOW ALL MEN BY THESE PRESENTS:

    This Supplemental Agreement made and entered into in the City of Manila and LAPU LAPU by and between -

              EXPORT PROCESSING ZONE AUTHORITY, a government corporation created and operating under Presidential Decree No.66, as amended revising Republic Act 5490, with office address at the 4th floor Legaspi Tower 300, Roxas Blvd., Metro Manila, represented herein by its Administrator MR. ---TAGUMPAY R. JARDINIANO, who is duly authorized, hereinafter referred to as the "AUTHORITY",

                                       - and -

              NATIONAL SEMICONDUCTOR (HK) DISTRIBUTION LTD., a corporation July organized and existing under the laws of the Philippines, with office address at Mactan Export Processing Zone , represented herein by its Finance Controller, MS. MERLYNDE PESIRLA, who is likewise duly authorized, hereinafter referred to as the "REGISTRANT".

                              W I T N E S S E T H  that;

    WHEREAS, on October 10. 1979, the AUTHORITY and the REGISTRANT executed a Registration Agreement, which contract was acknowledged before Atty. Victoria Querubin, a Notary Public for and in the City of Manila and appearing in her notarial register as Doc. No. 173, Page No. 36; Book No. III and Series of 1979;

    WHEREAS, under the Original Contract, the scope of the REGISTRANT's registered activity was limited to the manufacture of electronic products at the Mactan Export Processing Zone.

    WHEREAS, the REGISTRANT applied for the registration of its expansion project involving the acquisition and installation of additional machinery and equipment for the production of SOT-23 transistors, a semi-conductor device used as an electronic component In the assembly of electrical and electronic machineries at the MEPZ;

    WHEREAS, under Board Resolution No. 93-120 dated August 16, 1993 of its Board of Commissioners, the AUTHORITY approved the said application:

    WHEREAS, the REGISTRANT is presently occupying a total leased area of 30,159,32 sq. m. under the Original Contract, which area is now fully utilized by it;

    WHEREAS, the REGISTRANT requested to lease an additional area of 8,642 sq. m. for the expansion of its manufacturing capability effective November 1, 1993;

    WHEREAS, the AUTHORITY has approved the said request;

    NOW, THEREFORE, in view of the foregoing premises and the mutual covenants and undertakings hereinafter provided, the parties hereto have agreed as follows:

    1. In addition to the Manufacture of electronic products at the MEPZ, the production of SOT-23 transistors, a semi-conductor device used as an electronic component in the assembly of electrical and electronic machineries is hereby included in the REGISTRANT'S registered activity as an expansion project in accordance with its representations, commitments and proposal set forth in its application and for ___ an integral part hereof

    2. Within ninety (90) days from date of registration, the REGISTRANT shall submit to the AUTHORITY (PERD) an Environmental Clearance Certificate issued by the Environmental Management Bureau;

    3. The registered capacity for the subject expansion project shall be 685 million pieces of SOT-23 per year;

    4.   The REGISTRANT shall strictly adhere to the following timetable;

Installation of Machinery
and Equipment                          August, 1993

Start of Commercial Operation          September, 1993

    5. REGISTRANT shall present proof of increase in capitalization by US $2.0 M within one (1) year from the start of commercial operation of the expansion project;

    6. The REGISTRANT shall establish a separate book of account for the project and shall set up an accounting system consistent with Item R No. 3 of its application with EPZA compatible with EPZA reporting requirements under General Circular No. 84-001:

    7. That REGISTRANT shall furnish the AUTHORITY with copies of reports which by law or regulation it is required to submit to the National Census and Statistics Office, Central Bank, Department of Labor and Employment, Bureau of Internal Revenue, Social Security System and Securities Exchange Commission covering operations capital investments and other matter in its operations in accordance with and within the person(s) fixed under Section 13, Rule __ of the Amended EPZA Rules and Regulations Implementing PD 66. as further amended by the Omnibus Investments Code of 1987.

    8. That REGISTRANT shall formally notify the MEPZ Zone Manager of the date it is to start commercial production of its product and shall submit a sworn certificate of the start of its commercial operation within thirty (30) days from such date to the AUTHORITY (PERD);

    9. In addition to the lot area of 30,159.32 sq. ms. allocated to the REGISTRANT under the Original Contract, the AUTHORITY hereby leases to the REGISTRANT an additional area of EIGHT THOUSAND SIX HUNDRED FORTY TWO (8,642,00 sq. ms.) at the Mactan Export Processing Zone for its exclusive use and, which area is clearly indicated by bold red marks in the plan attached hereto as Annex "A" and made and integral part hereof Said area is hereinafter refereed to as the "Leased Premises".

    10. The REGISTRANT shall commence to pay rentals based on the rates stated in par. 3.1 of Article III of the Original Contract on the additional 8,642 sq. m. effective November 1, 1983 thereafter, the regular rentals on the Leased Premises shall be payable to the AUTHORITY in advance on of before the 5th day or every month without necessity of demand.

    In case of delinquency in the payment of rentals, such delinquent payment shall bear interest at the rate of two (2%) percent a month computed from the date of delinquency.

    11. That on or upon signing of this Agreement, the REGISTRANT shall deposit with the AUTHORITY an amount equivalent to two month rental on the Leased premises, which deposit shall be forfeited in favor of the AUTHORITY in the event that project Implementation is not started ninety (90) days from date of registration. If the project is started within the said period, the deposit shall be held in trust by the AUTHORITY and shall be credited as payment of land rentals or other obligations that may be due to the AUTHORITY only upon the termination of the lease period unless the same is renewed and/or unless the REGISTRANT has violated the terms and conditions of this Agreement, the Amended EPZA Rules and Regulations and the applicable EPZA circulary or memoranda. In the latter case, the deposit shall continue to be held in trust by the AUTHORITY or be considered as liquidated damages by way of penalty.

    12. The REGISTRANT recognizes the right of the AUTHORITY to conduct an inventory of REGISTRANT's machineriess, equipments stocks of finished or semifinished products, work in process, raw materials, supplies and other assets, at any hour of the day or night upon a 24-hour notice given by the AUTHORITY.

    The REGISTRANT shall not prevent, obstruct impede or otherwise frustrate the exercise of this prerogative by the AUTHORITY.

    It is understood that in the exercise of this power to conduct an inventory, the AUTHORITY acting thru its duly authorized representatives, may break open any door, window, wall floor or ceiling of any enclosure where such equipments stocks or machineries are kept without being liable for prosecution or damages therefor when itis determined that the items/goods to be inventoried are intentionally placed in the enclosure to prevent their examination, or when despite the notice as required, the enclosures were locked, sealed or otherwise closed in any manner to prevent entry therein by the AUTHORITY's representative/s.

    The AUTHORITY may only (2) employ such force and cause such damage as may be necessary to cause entry into the premises.

    13. Nothing herein contained shall be construed as amending or modifying any of the terms and conditions of the Original Contract except as herein expressly provided.

    14. This Supplemental Agreement shall form integrap part of the Original Contract.

    IN WITNESS WHEREOF, the parties hereunto have signed these presentation on ____ day of AUG 25 1994

EXPORT PROCESSING ZONE               NATIONAL SEMICONDUCTOR (HK)
AUTHORITY                            DISTRIBUTION LTD.
(Authority )                         (Registrant)


By:                                  By:
    TAGUMPAY R. JARDINIANO                 MERLYNDE PESIRLA
    Administrator                          Finance Controller

                     SIGNED IN THE PRESENCE OF;



_____________________________              ________________________

                            ACKNOWLEDGMENT

Republic of the Philippines  )
Lapulapu City                )s.s.

    BEFORE ME, this __day of Aug 25. 1994, 1994 personally appeared MERLYNDE PESIRLA, Finance Controller, National Semiconductor (HK) Distribution, Ltd., both known to me and to me known to be the same person who executed the foregoing instrument and acknowledged to me that the same is her free and voluntary act and deed as well as that of the entity represented with Residence Cert. #20324487, issued March 23, 1994, Mandaue City.
    Said instrument refers to a Supplemental Agreement consisting of six (6) pages including this page of acknowledgment signed by the parties and their witnesses on each and every page thereof and sealed with my notarial seal.

                                       ENRIQUE M.O. DIOLA, JR.
                                       NOTARY OF PUBLIC
                                       Until December 31, 1995
                                       Privilege Tax Receipt No. 0486073
                                       Cebu City. 1-28-94

Doc. no. 23;
Page No. 6;
Book No. VI;
Series of 1994

    Before me personally appeared Tagumpay R. Jordiniano R. C. #23647723, January 7, 1994, Muntinlupa, Rizal, known to me to be the same person who executed the foregoing document consisting of 6 pages including this acknowledgment signed according to law and he acknowledged before me that the same is his free act and deed.

    Makati, Metro Manila , August 12,1994.

Doc. No. 64; Page 143

(MAP)

                                SUPPLEMENTAL AGREEMENT

KNOW ALL MEN BY THESE PRESENTS:

    This Supplemental Agreement made and entered by and between -

    EXPORT PROCESSING ZONE AUTHORITY, a government corporation, created and operating under Presidential Decree No. 66, as amended, Revising Republic Act 5490. with office address at the 4th floor. Legaspi Towers 300. Roxas Boulevard, Metro-Manila. represented herein by its Administrator. MR. TAGUMPAY R. FARDINIANO. who is duly authorized. hereinafter referred to as the "AUTHORITY"

                              - and -

    NATIONAL SEMICONDUCTOR (HK) DISTRIBUTION LTD., a corporation duly organized and existing under the laws of the Philippines with office address at Mactan Export Processing Zone, Mactan, Lapu-Lapu City, represented herein by its Finance Comptroller. MS. MERLYNDE PESIRLA. who is likewise duly authorized. hereinafter referred to as the "REGISTRANT"

                        W I T N E S S E T H:

    WHEREAS on October 10, 1979, the AUTHORITY and the REGISTRANT executed a Registration Agreement, which Querbin, a Notary Public for and in the City of Manila and which contract was acknowledged before Atty. Victoria appearing in her notarial Register as Doc. No. 173, Page No. 36, Book No. III and series of 1979;

    WHEREAS, on several occasions, the REGISTRANT requested to lease additional land areas inside the Mactan Export Processing Zone (MEPZ) which requests were approved and were the subject of the several Supplemental Agreements.

    WHEREAS, the REGISTRANT requested a new to lease additional 1,249.85 sq.m. of lot inside the MEPZ for the installation of additional cooling tower of its air conditioning system, which request was approved by the AUTHORITY subject to the standard lease terms and conditions.

    NOW, THEREFORE, in view of the foregoing premises and the mutual covenants and undertakings hereinafter provided, the parties hereto have agreed as follows:

    1. The AUTHORITY hereby leasee unto the the REGISTRANT an additional ONE THOUSAND TWO HUNDRED FORTY NINE AND 85/100 (1.259.85 sq.m.) SQUARE METERS of land at the MEPZ for its exclusive use and purposes subject to the following schedule of rental rates:

    Up to Dec. 31, 1994                          -    P6.09 sq.m./mo.
    01 Jan. 1995 - 31 Dec. 1999                  -    8.38/ sq.m/mo.
    01 Jan. 2000- 31 Dec. 2004                   -    12.80/ sq.m./mo.
    Thereafter. by appropriate Board Resolution.

    2. The REGISTRANT shall commence to pay rentals on the said additional 1,249.85 sq.m. of leased area on the date when the REGISTRANT started fencing the subject area as certified by the MEPZ Zone Manager, thereafter, the regular rentals on the leased premises shall be payable to the AUTHORITY in advance on or before the 5th day of every month without the necessity of demand

    3. That on or upon the signing of this Agreement, the REGISTRANT shall deposit with the AUTHORITY an amount equivalent to two (2) months rentals on the leased premise, which deposit shall be forfeited in favor of the AUTHORITY in the event that the implementation of the project is not started ninety (90) days from the date of registration. If the project is started within the said period, the deposit shall be held in trust by the AUTHORITY and shall be credited as payment of land rentals or other obligations that may be due to the AUTHORITY only upon the termination of the lease period unless the same is renewed and/or unless the REGISTRANT has violated the terms and conditions of this Agreement, the Amended EPZA Rules and Regulations, and the applicable EPZA circulars or memoranda. In the latter case, the deposit shall continue to be held in trust by the AUTHORITY or be considered as liquidated damages by way of penalty.

    In case of delinquency in the payment of rentals, such delinquent payment shall bear interest at the rate of two (2%) percent a month computed from the date of delinquency.

    4. Nothing herein contained shall be construed as amending or modifying any of the terms and conditions of the Original Contract except as herein expressly provided.

    5. This Supplemental Agreement shall form integral part of the Original Contract.

    IN WITNESS WHEREOF the parties hereto have signed this present this 29th day of May 1995 at the City of Manila, Philippines.

EXPORT PROCESSING ZONE                        NATIONAL SEMICONDUCTOR
AUTHORITY                                     (HK) DISTRIBUTION. LTD.
(Authority)                                   (Registrant)


BY:                                           BY:

TAGUMPAY R. JARDINIANO                        MERIYNDE PESIRLA
Administrator                                 Finance Comptroller

                                  W I T N E S S E S
                                  - - - - - - - - -

                             A C K N O W L E D G M E N T
                             - - - - - - - - - - - - - -

Republic of the Philippines  )
City of Makili               )s.s.

    BEFORE ME, this 29th day of  May, 1995 personally appeared the following:

    NAME                          CTC/PASSPORT NO.

TAGUMPAY R. JARDINIANO            No. 3480315 1-23/95
                                  Muntinlupa

MERLYNDE PESIRLA                  Res. Cert. No. 1786976
                                  Mandaue, Cebu 1/04/1995

both known to me and to me known to be the same persons who executed the foregoing instrument and acknowledged to me that the same is their free and voluntary act and deed as well as that of the entities represented.

    Said instrument refers to a Supplemental Agreement consisting of three (3) pages including this page signed by the parties and their witnesses on each and every page thereof and sealed with my notarial seal.

                                  NOTARY PUBLIC

DOC. NO. 202
BOOK NO. 42
PAGE NO. I
SERIES OF 1995

                                SUPPLEMENTAL AGREEMENT

KNOW ALL MEN BY THESE PRESENTS:

    This Supplemental Agreement, made and entered into in the Cities of Manila and Lapu-Lapu by and between ---

         EXPORT PROCESSING ZONE AUTHORITY, a government corporation created and operating under Presidential Decree No. 66, as amended revising Republic Act 5490, with office address at the 4th Floor, Leraspi Towers 300, Roxas Blvd., Metro Manila, represented herein by its Administrator. MR. TAGUMPAY R. JARDINIANO, who is duly authorized hereinafter referred to as the "AUTHORITY"

                                 -and-

         NATIONAL SEMICONDUCTOR (HK) DISTRIBUTION LTD., a corporation duly organized and existing under the laws of the Philippines, with office address at Mactan Export Processing Zone represented herein by its Finance Controller, MS. MERLYNDE PESIRLA, who is likewise duly authorized, hereinafter referred to as the "REGISTRANT."

                           WITNESSETH That:

         WHEREAS, on October 10, 1979 the AUTHORITY and the REGISTRANT executed a Registration Agreement, which contract was acknowledged before Atty. Victoria Querubin, a Notary Public for and in the City of Manila and appearing in her Notarial Register as Doc. No. 173: Page No. 36: Book No. III and Series of 1979;

         WHEREAS, the Original Contract was amended by a Supplemental Agreement dated August 25, 1994 authorizing the inclusion in the scope of the REGISTRANT's registration activity of an expansion project consisting in the production of SOT - 23 transistors and the lease of an area of 8,642 sq. m. in MEPZ in addition to the lot of 30,159.32 sq.m. allocated to the REGISTRANT under the Original Contract:

         WHEREAS, in a Memorandum dated March 24, 1995, the AUTHORITY informed the REGISTRANT that the leased premises under the said Supplemental Agreement was an integral part of the Original Contract and therefore ownership of all structures and improvements thereon, including a new additional building which is scheduled to be completed by July, 1995, shall revert to the AUTHORITY after December 31, 2004, the expiration of the Original Contract;

         WHEREAS, the REGISTRANT in a letter dated May 22, 1995, requested for a reconsideration of the AUTHORITY's foregoing position on the following grounds:

    1. That the subject leased premises does not form part of the original parcel of land covered by the Original Contract which was executed in 1979;

    2. That the subject leased premises was made available to the REGISTRANT in 1993 and the corresponding Supplemental Agreement was approved in 1994:

    3. That the lease of the above mentioned leased premises should be subject to a longer term of 25 years renewable for another 25 years as provided under R.A. 7652;

    4. That the term and condition of the Original Contract will reduce the life of the said building by less than 10 years, thus preventing the Registrant from making a reasonable recovery of its additional capital investment:

    WHEREAS, the AUTHORITY has approved the REGISTRANT's request;

    NOW, THEREFORE, in view of the foregoing premises and the mutual covenants and undertakings hereinafter provided, the parties hereto have agreed as follows:

    1. The term of the lease of the additional 8,642 sq.m. of land in MEPZ under the subject Supplemental Agreement shall be for a period of twenty-five
(25) years commencing from November 1, 1993, unless sooner terminated as hereinafter provided. The lease of the leased premises shall be renewable at the option of the REGISTRANT for a period of twenty-five (25) pursuant to the provisions hereinafter set forth. The option to renew the lease shall be exercised in writing by the REGISTRANT, not later than sixty (60) days prior to the expiration of the Original term. The execution of the renewal Contract shall be made prior to the termination of the first twenty-year period. Upon the expiration of the first twenty-five year term of the lease, the REGISTRANT's factory building(s) and improvements shall automatically belong to the AUTHORITY without cost and without the need of judicial demand. Thereafter, subject to such terms and conditions as may be mutually agreed upon by the parties, a new lease agreement may be entered into on the said factory building and in the zone area occupied by it.

    2. It is understood, however, that in all cases, the period of the lease shall be co-terminous with the registration of the REGISTRANT with the AUTHORITY. In the event the REGISTRANT's registration is canceled or revoked prior to the expiration of the lease period, the lease over the leased premises as provided, herein, shall be deemed automatically terminated without the need of judicial or extrajudicial demand/action: Provided, further, that the lease on the leased premises shall thereafter be treated or month-to-month basis effective from the payment of rentals by REGISTRANT in accordance with the rental rates fixed in par.10 of the subject Supplemental Agreement or with the prevailing rental rates in MEPZ, whichever is applicable. Provided, further, That within two (2) months from the date of the said cancellation or revocation, unless this period is extended upon written request and upon written approval of the AUTHORITY based on meritorious grounds, the REGISTRANT shall have the option to:

         (a) sell its building(s) and permanent improvements to another zone export enterprise after giving a one-month notice to the AUTHORITY; or

         (b) remove the said building(s) and permanent improvements at its own expense after giving a one-month notice to the AUTHORITY.

    However, both options shall be subject to the pre-emptive right of the AUTHORITY to acquire the said building(s) and permanent improvements upon payment of compensation therefor, in an amount equivalent to the book value thereof less depreciation cost at the rate of five (5%) percent per annum. In the event the AUTHORITY decides not to exercise its pre-emptive right to acquire the said building(s) and permanent improvements, it shall communicate the same to the zone export enterprise within two (2) months from receipt of the latter's notice to sell or to remove the same.

    If the REGISTRANT cannot sell its factory building to another zone-registered enterprise or to an entity qualified to become a zone-registered enterprise within the said two-month option period to sell or to remove/demolish its factory building or within the extension period that may have been granted and the AUTHORITY did not exercise its pre-emptive right to acquire the same, REGISTRANT shall remove or demolish the factory building at its own expense, failing which the AUTHORITY shall remove or demolish the same without the need of a judicial order or demand and the cost thereof shall be chargeable to the REGISTRANT.

    3. The REGISTRANT shall pay all real property taxes, fees and charges under the provisions of the real property tax code and other laws in respect to the provisions leased by it.

    4. Nothing herein contained shall construed as amending or modifying any of the terms and conditions of the Original Contract except as herein expressly provided.

    5. This Supplemental Agreement shall form an integral part of the Original Contract.

    IN WITNESS WHEREOF, the parties hereto have signed these presents on this ______ day of May, 1995.

EXPORT PROCESSING ZONE                      NATIONAL SEMICONDUCTOR (HK)
    AUTHORITY                                   DISTRIBUTION LTD.
    (Authority)                             (Registrant)

By:                                         By:

TAGUMPAY R. JARDINIANO                      MERLYNDE PESIRLA
    Administrator                           Finance Controller


                        SIGNED IN THE PRESENCE OF :


_______________________                 ______________________

                        A C K N O W L E D G M E N T

Republic of the Philippines   )
City of Manila                )

    BEFORE ME, this __________ day of __________________, 1995 personally appeared the following:

              NAME                          RESIDENCE TAX CERTIFICATE

MERLYNDE PESIRLA                            NO. 1786976    Jan. 1, 1995

both known to me and to me know to be the same persons who executed the foregoing instrument and acknowledged to me that the same is their free and voluntary act and deed as well as that of the entities represented.

    Said instrument refers to a Supplemental Agreement consisting of five (5) pages including this page of acknowledgment signed by the parties and their witnesses on each and every page thereof and sealed with my notarial seal.


Doc.     No.  84;
Page No. 18;
Book No. VII;
Series of 1995.

                                ACKNOWLEDGMENT
                                --------------


Republic of the Philippines  )
City of Manila               )



    BEFORE ME, this _____ day of _______, 1995 personally appeared the following:

         NAME                              RESIDENCE TAX CERTIFICATE

TAGUMPAY R. JARDINIANO                     No. 3480135, Jan. 23, 1995


both known to me and to me known to be same persons who executed the foregoing instrument and acknowledged to me that the same is their free and voluntary act and deed as well that of the entities represented.

Doc. No. 212:
Page No. 44:
Book No. I:
Series of 1995

                         SEVENTH SUPPLEMENTAL AGREEMENT

KNOW ALL MEN BY THESE PRESENTS:

    This Supplemental Agreement, made and entered into in the City of Manila, by and between -

    PHILIPPINE ECONOMIC ZONE AUTHORITY, a government corporation created and operating under Republic Act 7916 otherwise known as Special Economic Zone Act of 1995, with office address at the 4th Floor Legaspi Towers 300, Roxas Blvd., Metro Manila, represented herein by its Director General, MS. LILIA
    B. DE LIMA, who is duly authorized, hereinafter referred to as the "PEZA".

                                       - and -

    NATIONAL SEMICONDUCTOR (HK) DISTRIBUTION LTD., a corporation duly organized and existing under the laws of the Philippines with office address at Mactan Export Processing Zone, Mactan, Lapu-Lapu City, represented herein by its Finance Comptroller, MS. MERLYNDE PESIRLA, who is likewise duly authorized, hereinafter referred to as the "REGISTRANT"

                              W I T N E S S E T H That:

         WHEREAS, on October 10, 1979, the Export Processing Zone Authority
(EPZA) and the REGISTRANT executed a Registration Agreement, which contract was acknowledged before Atty. Victoria Querubin, a Notarial Public for and in the City of Manila and appearing in her Notarial Register as Doc. No. 173, Page No. 36, Book No. III and series of 1979;

         WHEREAS, with the effectivity of R.A. 7916 (the Special Economic Zone Act of 1995) and its implementing Rules and Regulations, all the rights, obligations and interests of EPZA under the Original Contract have been transferred to and assumed by the Philippine Economic Zone Authority (PEZA);

         WHEREAS, on several occasions, the REGISTRANT requested to lease additional land areas inside the Mactan Export Processing Zone (MEPZ) which requests were approved and were the subject of the several Supplemental Agreements;

         WHEREAS, the REGISTRANT requested anew to lease additional 1,845.60 sq. ms. of land located between Registrant's factory building and CLIGCO inside Mactan ECOZONE which request was approved by the PEZA subject to the standard lease terms and conditions.

         NOW, THEREFORE, in view of the foregoing premises and the mutual covenants and undertakings hereinafter provided, the parties hereto have agreed as follows:

         1. The PEZA hereby leases unto the REGISTRANT an additional ONE THOUSAND EIGHT HUNDRED AND FORTY-FIVE AND 60/100 (1,845.60 sq. ms.) SQUARE METERS of land at the MEPZ for its exclusive use and purposes subject to the following schedule of rental rates:

    01 Jan. 1995  -  31 Dec. 1999      -    P 8.83/sq.m./mo.
    01 Jan. 2000  -  31 Dec. 2004      -      12.80/sq.m./mo.
         Thereafter, by appropriate Board Resolution.

         2. The REGISTRANT shall commence to pay rentals on the said additional 1,845.60 sq. ms. of leased area on the date when the REGISTRANT started fencing or occupying the subject area as certified by the Mactan ECOZONE Administrator thereafter, the regular rentals on the leased premises shall be payable to the PEZA in advance on or before the 5th day of every month without the necessity of demand.

         3. That on or upon the signing of this Agreement, the REGISTRANT shall deposit with the PEZA an amount equivalent to two (2) months rentals on the leased premises, which deposit shall be forfeited in favor of the PEZA in the event that the implementation of the project is not started ninety (90) days from the date of registration. If the project is started within the said period, the deposit shall be held in trust by the PEZA and shall be credited as payment of land rentals or other obligations that may be due to the PEZA only upon the termination of the lease period unless the same is renewed and/or unless the REGISTRANT has violated the terms and conditions of this Agreement, the Amended EPZA Rules and Regulations, and the applicable EPZA circulars or memoranda. In the latter case, the deposit shall continue to be held in trust by the PEZA or be considered as liquidated damages by way of penalty.

         4. The term of the lease of the additional 1,845.60 sq.ms. of land in Mactan ECOZONE Administrator under the subject Supplemental Agreement shall be for a period of fifty (50) years commencing from March 24, 1995, unless sooner terminated as hereinafter provided. The lease of the Leased premises shall be renewable at the option of the REGISTRANT for a period of twenty-five
(25) pursuant to the provisions of Republic Act No. 7652 (Investor's Lease Act),
Section 30 of Republic Act No. 7916 and Rule V of the latter's implementing Rules and Regulations. The option to renew the lease shall be exercised in writing by the REGISTRANT, not later than sixty (60) days prior to the expiration of the Original Term. The execution of the renewal Contract shall be made prior to the termination of the first twenty-year period.

         5. It is understood, however, that in all cases the period of the lease shall be co-terminous with the registration of the REGISTRANT with the PEZA. In the event the REGISTRANT'S registration is canceled or revoked prior to the expiration of the lease period, the lease over the leased premises as provided, herein, shall be deemed automatically terminated without the need of judicial or extrajudicial demand/action. Provided, further, that the lease on the leased premises shall thereafter be treated or month-to-month basis effective from the payment of rentals by REGISTRANT in accordance with the rental rates fixed in par. 10 of the subject Supplemental Agreement or with the prevailing rental rates in MEPZ, whichever is applicable. Provided, further, That within two (2) months from the date of said cancellation or revocation, unless this period is extended upon written approval of the PEZA based on meritorious grounds, the REGISTRANT shall have the option to:

         (a) sell its building(s) and permanent improvements to another zone export enterprise after giving one-month notice to the PEZA; or

         (b) remove the said building(s) and permanent improvements at its own expense after giving a one-month notice to the PEZA.

    However, both options shall be subject to the pre-emptive right of the PEZA to acquire the said building(s) and permanent improvements upon payment of compensation therefore, in an amount equivalent to the book value thereof less depreciation cost at the rate of five (5%) percent per annum. In the event the PEZA decides not to exercise its pre-emptive improvements, it shall communicate the same to the zone export enterprise within two (2) months from receipt of the latter's notice to sell or to remove the same.

    If the REGISTRANT cannot sell its factory building to another zone-registered enterprise or to an entity qualified to become a zone-registered enterprise within the said two-month option period to sell or to remove/demolish its factory building or within the extension period that may have been granted and the PEZA did not exercise its pre-emptive right to acquire the same, REGISTRANT shall remove or demolish the factory building at its own expense, failing which the PEZA shall remove or demolish the same without the need of a judicial order or demand and the cost thereof shall be chargeable to the REGISTRANT.

    6. The REGISTRANT shall pay all real property taxes, fees and charges under the provisions of the real property tax code and other laws in respect to the provisions leased by it.

    7. Nothing herein contained shall be construed as amending or modifying any of the terms and conditions of the Original Contract except as herein expressly provided.

    8. This Supplemental Agreement shall form an integral part of the Original Contract.

    IN WITNESS WHEREOF, the parties hereto have signed this _____ day of _________, 1995 at the City of Manila, Philippines.

PHILIPPINE ECONOMIC ZONE                        NATIONAL SEMICONDUCTOR
    AUTHORITY                                   (HK) DISTRIBUTION, LTD.
    (PEZA)                                      (Registrant)

BY:                                             BY:

    LILIA B. DE LIMA                            MERLINDE PESIRLA
    Director General                            Finance Controller

                                  WITNESSES

_______________________                  ______________________




                               ACKNOWLEDGMENT

REPUBLIC OF THE PHILIPPINES  )
CITY OF MANILA               ) S.S.

    BEFORE ME, this _______day of ____________, 1995 personally appeared the following:

         NAME                                  RESIDENCE CERTIFICATE NO.

LILIA B. DE LIMA

MERLYNDE PESIRLA

both known to me and to me known to be the same persons who executed the foregoing instrument and acknowledged to me that the same is their free and voluntary act and deed as well as that of the entities represented.

    Said instrument refers to a Supplemental Agreement consisting of five (5) pages including this page of acknowledgment signed by the parties and their witnesses on each and every page thereof and sealed with my notarial seal.

Doc. No. 147
Page No 30
Book No._____
Series of 1995.

                               SUPPLEMENTAL AGREEMENT

KNOW ALL MEN BY THESE PRESENTS:

    This Supplemental Agreement made and entered into by and between-

    PHILIPPINE ECONOMIC ZONE AUTHORITY, a government corporation created and operating under Republic Act No. 7916, with office address at Almeda Building, Roxas Blvd., cor. San Luis St., Pasay City, represented herein by its Director General, MS. LILIA B. DE LIMA, who is duly authorized, hereinafter referred to as the "PEZA",

                                       -- and -

    NATIONAL SEMICONDUCTOR (HK) DISTRIBUTION LTD., a corporation duly organized and existing under Philippine laws, with office address at the Mactan Ecozone, Lapu-Lapu City, represented herein by its Managing Director, MR.
    K. H. KHOR, who is likewise duly authorized, hereinafter referred to as the "REGISTRANT".

                                  WITNESSETH That:

         WHEREAS, on October 10, 1979, the then Export Processing Zone Authority (EPZA) and the REGISTRANT executed a Registration Agreement, hereinafter referred to as the "Original Contract", which contract was acknowledged before Atty. Victoria Querubin, a Notary Public for and in the City of Manila and appearing in her Notarial Register as Doc. No. 173, Page No. 36, Book No. III, Series of 1979;

         WHEREAS, upon the effectivity of R.A. 7916 creating the Philippine Economic Zone Authority (PEZA) and E.O. No. 282 governing the evolution of EPZA into PEZA, all rights and obligations of EPZA under the Original Contract were transferred to and assumed by the PEZA;

         WHEREAS, on several occasions, the REGISTRANT requested to lease additional land areas inside the Mactan Ecozone, which requests were approved by the PEZA and were subject of a number of supplemental agreements;

         WHEREAS, as per information of the MEZ Administrator pursuant to a previous survey, the total area leased by the REGISTRANT is 40,647 sq. ms. and not 36,324 sq.ms. as indicated in the Original LeaseAgreement and subsequent supplemental agreements;

         WHEREAS, in response to the request for clarification by the Legal Services Department (PEZA) at the instance of the REGISTRANT, the MEZ officials concerned conducted a geodetic survey of the area occupied by the former and found that the said area consists of 40,216 sq.ms. only;

         WHEREAS, pursuant to a summary of areas leased by the REGISTRANT that was prepared and submitted by MEZ, out of the said total area of 40,216 sq.ms., a portion consisting of 2,046 sq.ms. is not covered by supplemental agreement;

         WHEREAS, the REGISTRANT requested for the correction of PEZA's official records to reflect the actual area leased by it;

         WHEREAS, the REGISTRANT likewise requested to amend the term of the Original Lease Agreement and subsequent supplemental agreements to fifty (50) years pursuant to the pertinent provision of the PEZA Law;

         WHEREAS, the PEZA approved the said requests;

         NOW, THEREFORE, in view of the foregoing premises and the mutual covenants and undertakings hereinafter provided, the parties hereto have agreed as follows:

         1. In addition to the 38,170.45 sq.ms. of land leased by it under the Original Lease Agreement and subsequent supplemental agreements, the PEZA hereby leases to the REGISTRANT and the latter hereby accepts in lease that parcel of land at the Mactan Ecozone consisting of 2,046 sq.ms., more or less, now used and occupied by it but without a lease contract.

         2. The rental rates to be applied to the said additional area shall be as follows:

    Jan. 1, 1996 - Dec. 31, 1999 -            8.83/sq.m./mo.
    Jan. 1, 2000 - Dec. 31, 2004 -          12.80/sq.m./mo.

         Thereafter, by appropriate PEZA Board Resolution.

         Monthly rentals shall be payable to the PEZA in advance on or before the 5th day of every month without necessity of demand. In case of delinquency in the payment of the rentals, as herein specified, such delinquent payment shall bear interest at the rate of two (2%) percent a month computed from the date of delinquency.

         The term of the lease of the entire leased premises consisting of 40,216 sq.ms. shall be for a period of FIFTY (50) years commencing as follows:

         (a) For the following lots covered by the Original Lease Agreement and subsequent supplemental agreements consisting of a total area of 38,170.45 square meters - from the date of execution thereof, to wit:

    Date of Execution of Original

    Supplemental Lease Agreement                      Lot Area (Sq. Ms.)

October 10, 1979 (Original)                                 20,000

May 24, 1982                                                  100

December 12, 1983                                             230

August 17, 1984                                               150

March 10, 1987                                              2,743

February 16, 1990                                           1,320

February 16, 1990                                           1,890

August 25, 1994                                             8,642

May 27, 1995                                             1,249.85

November 9, 1995                                         1,845.60

         (b) For the additional area of 2,046 square meters - from January 1, 1996 as per the attached certification of the MEZ Administrator dated September 18, 1996.

         The lease of the leased premises shall be renewable once at the option of the REGISTRANT for a period of not more than TWENTY-FIVE (25) years pursuant to the provisions of R.A. No. 7952 (Investor's Lease Act), Section 30 of R.A. No. 7916 and Rule V of the latter's implementing Rules and Regulations. The REGISTRANT must, however, present proof that it has made social and economic contributions to the country; otherwise, the application for renewal/extension shall be disapproved. The option to renew the lease shall be exercised in writing by the REGISTRANT not later than sixty (60) days prior to the expiration of the original term.

         3. It is understood, however, that in all cases the period of the lease shall be coterminous with the registration of the REGISTRANT with PEZA.
In the event the REGISTRANT's registration is canceled or revoked for whatever valid reasons, as well as cessation from operation by the REGISTRANT for a continuous period of two (2) months unless this period is extended by PEZA on meritorious grounds upon written request of the REGISTRANT, prior to the expiration of the lease period, the lease over the leased premises as provided herein shall be deemed automatically terminated without the need of judicial or extrajudicial demand/action. Provided, that the lease on the leased premises shall thereafter be treated on a month-to-month basis effective from the date of said cancellation or revocation subject to the payment of rentals by the REGISTRANT to PEZA in accordance with the rental rates in the Mactan Ecozone, whichever is applicable. Provided, further, that within two (2) months from the date of said cancellation or revocation, unless this period is extended upon written request and written approval of the PEZA based on meritorious grounds, the REGISTRANT shall have the option to:

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

         a. sell its building(s) and permanent improvements to another ecozone export enterprise after giving a one month notice to PEZA; or

         b. remove the said building(s) and permanent improvements at its own expense after giving a one-month notice to PEZA.

         4. The REGISTRANT shall see to it that its operation during the course of manufacture or production will not endanger public safety or public health nor violate the anti-pollution requirements of the government and shall comply with the medical, dental, occupational health and safety laws, regulations and standards of the Labor Code of the Philippines, as amended as well as other provisions therein and rules and regulations promulgated thereunder and other labor laws and regulations governing labor relations, fixing of minimum wage, terms and conditions of employment, etc. For this purpose, the REGISTRANT shall comply with the Master Employment Contract that shall be prescribed by PEZA in coordination with the Department of Labor and Employment and the policies and declarations promulgated for the preservation of industrial peace within the Mactan Ecozone pursuant to Sections 39 and 38, respectively of R.A. 7916 and Rule XXIII of its implementing Rules and Regulations.

         5. The REGISTRANT may assign, transfer, convey, sell, mortgage or otherwise encumber its building(s)/structure(s), its machinery and equipment or this Registration Agreement or leasehold rights arising therefrom, provided a written consent of PEZA is obtained by the REGISTRANT fifteen (15) days prior to such assignment, transfer, conveyance, sale, mortgage or encumbrance and subject to such conditions and restrictions as may be imposed by PEZA. Any and all rights and interests accruing to third parties in violation of this provision shall not be binding against the PEZA.

         6. The REGISTRANT shall keep, save and hold the PEZA free and harmless from all liabilities, penalties, losses, damages, costs, expenses, causes, claims and/or judgments arising out of or by reason of any injury or liability caused by any person or persons from any cause or causes whatsoever during the term of this Agreement by obtaining appropriate insurance with an insurance company as would amply protect both parties herein against any liability arising from its registered operations, including insurance against losses from fire and fortuitous events.

         7. The REGISTRANT recognizes the right of the PEZA to conduct an inventory of REGISTRANT's machineries, equipment, stocks of finished or semi-finished products, work-in-process, raw materials, supplies and other assets, at any hour of the day or night, upon a 24-hour notice given by the PEZA. The REGISTRANT shall not prevent, obstruct, impede or otherwise frustrate the exercise of this prerogative by the PEZA.

         8. The REGISTRANT agrees that the PEZA may disapprove or withhold any application for permit to import, to export, to farm-out or to sell locally or to avail of any incentive being administered by the PEZA as the case may be, if REGISTRANT is delinquent in payment of rentals and other fees and charges due or has violated any provision of the Original Contract or this Agreement, R.A. 7916 and its implementing Rules and Regulations and relevant PEZA memoranda and circulars. Damages that may result due to the said disapproval or withholding shall be solely borne by the REGISTRANT and the PEZA shall be wholly free from liability for whatever damages that may result therefrom.

         9. For all actions brought by either of the parties hereto against the other, the party prevailing in said action shall be entitled to recover costs of suits and reasonable attorney's fees which shall in no case be less than TEN THOUSAND and ( 10,000) PESOS.

         10. The parties hereto agree that any court action arising out of this Agreement shall be filed in the proper court in the City of Lapu-Lapu.

         11. The REGISTRANT shall present proof that it has settled all its accounts with PEZA pertaining to its lease of the leased premises prior to the execution of this supplemental agreement.

         12. Nothing herein contained shall be construed as amending or modifying any of the terms and conditions of the Original Contract except as herein expressly provided.

         13. This Supplemental Agreement shall form an integral part of the Original Contract.

         IN WITNESS WHEREOF, the parties hereto have signed those presents this ___ day of ________________, 1996 in the City of Pasay, Philippines.

PHILIPPINE ECONOMIC ZONE                        NATIONAL SEMICONDUCTOR
    AUTHORITY                                   (HK) DISTRIBUTOR LTD.
     (PEZA)                                     (REGISTRANT)


By:                                             By:

    LILIA B. DE LIMA                                K. H. KHOR
    Director General                                Managing Director

                        SIGNED IN THE PRESENCE OF:


___________________________                      __________________________

                              ACKNOWLEDGMENT

REPUBLIC OF THE PHILIPPINES  )
Metro Manila                 )    S.S.

         BEFORE ME, a Notary Public for and in Metro Manila, on this ____ day of ______________, 1996 personally appeared:

    NAME                                            CTC/PASSPORT NO.

LILIA B. DE LIMA

K. H. KHOR

both known to me and to me known to be the same persons who executed the foregoing instrument and acknowledged to me that the same is their free and voluntary act and deed as well as that of the entities represented.

         Said instrument refers to a Supplemental Agreement consisting of seven
(7) pages, including this page of acknowledgment signed by the parties on each and every page thereof and sealed with my notarial seal.

                                               NOTARY PUBLIC

    Doc. No. 585
    Page No. 118
    Book No. II
    Series of 1996.




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